Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Yoke Core ETF (YOKE)
(the “Fund”)
August 3, 2026
Supplement to the
Statement of Additional Information (“SAI”) dated May 31, 2026

In a transaction that closed on August 1, 2026, T&G Strategic Partners, LLC (“T&G”), a holding company, acquired the equity interests of Smart Money Group, LLC (the “Sub-Adviser”), the sub-adviser to the Fund (the “Transaction”). T&G is controlled directly or indirectly by each of Angela Robinson, Chief Executive Officer and Chief Operating Officer of the Sub-Adviser, and Bret Robinson, Chief Business Development Officer of the Sub-Adviser. The Sub-Adviser was previously controlled by Jim Kennedy, previously the Sub-Adviser’s Chief Executive Officer and Ms. Robinson’s father.
At the recommendation of the Fund’s investment adviser, the Trust’s Board of Trustees (the “Board”) approved a new sub-advisory agreement for the Fund with the Sub-Adviser, pursuant to which the Sub-Adviser will continue to provide the same sub-advisory services to the Fund as it did prior to the Transaction.
Pursuant to an Exemptive Order issued by the U.S. Securities and Exchange Commission, the Fund’s investment adviser may enter into new sub-advisory agreements on behalf of the Fund without shareholder approval upon the approval of the Board.

Please retain this Supplement for future reference.